                                                                    Exhibit 10.7

     AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of May 8, 2000 by and among AmerInst Insurance Company, Ltd. a Bermuda limited company, dated Friday, November 26, 1999 (the "Successor Grantor") successor to AmerInst Insurance Company, a corporation duly organized and existing and having its principal office at c/o USA Risk Group, Inc., P.O. Box 1330, Montpelier, VT 05601, Virginia Surety Company, Inc. a corporation duly organized and existing and having its principal office at 123 North Wacker Drive, Chicago, IL 60606 (the "Beneficiary"), HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Prior Trustee") and THE BANK OF NEW YORK, a New York banking corporation having its principal corporate trust office at 101 Barclay Street, Floor 21 West, New York, New York, 10286 ("Successor Trustee").

                                   RECITALS:

     WHEREAS, the Successor Grantor, Beneficiary and Prior Trustee entered into a First Amendment, dated May 27, 1999, to a Security Trust Agreement dated as of March 9, 1995 by and between the Grantor, Beneficiary and the Prior Trustee (the "Agreement");

     WHEREAS, the Successor Grantor and Beneficiary desire to appoint Successor Trustee as Trustee, to succeed Prior Trustee in such capacities under the Agreement; and

     WHEREAS, Successor Trustee is willing to accept such appointment as Successor Trustee under the Agreement;

     NOW, THEREFORE, the Successor Grantor, Beneficiary, Prior Trustee and Successor Trustee for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

                                   ARTICLE I

                               THE PRIOR TRUSTEE
                               -----------------
     SECTION 1.01 Prior Trustee hereby resigns as Trustee under the Agreement.

     SECTION 1.02 Prior Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Prior Trustee under the Agreement and all the rights, and powers of the Trustee under the Agreement. Prior Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights and powers hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee.

                                       1

                                  ARTICLE II

                     THE SUCCESSOR GRANTOR AND BENEFICIARY
                     -------------------------------------

     SECTION 2.01 The Successor Grantor and Beneficiary hereby accept the resignation of Prior Trustee as Trustee, under the Agreement.

     SECTION 2.02 All conditions relating to the appointment of The Bank of New York as Successor Trustee, under the Agreement have been met by the Successor Grantor and Beneficiary, and the Successor Grantor and Beneficiary hereby appoint Successor Trustee as Trustee under the Agreement with like effect as if originally named as Escrow Trustee in the Agreement.


                                  ARTICLE III

                             THE SUCCESSOR TRUSTEE
                             ---------------------

      SECTION 3.01 Successor Trustee hereby represents and warrants to Prior Trustee and to the Successor Grantor and Beneficiary that Successor Trustee is not disqualified to act as Trustee under the Agreement.

      SECTION 3.02 Successor Trustee hereby accepts its appointment as Successor Trustee, under the Agreement and accepts the rights, powers, duties and obligations of Prior Trustee as Trustee, under the Agreement upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Agreement.

     SECTION 3.03 Promptly after the Effective Date (as defined below), the Successor Trustee shall cause notice of the resignation, appointment and acceptance effected hereby to be given if any notice is required under the Agreement.


                                  ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

     SECTION 4.01 This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on May 8, 2000 (the "Effective Date").

     SECTION 4.02 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     SECTION 4.03 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 4.04 The persons signing this Agreement on behalf of the Successor Grantor, Beneficiary, Successor Trustee and Prior Trustee are duly authorized to execute it on behalf of each party, and each party warrants that it is authorized to execute this Agreement and to perform its duties hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed and acknowledged all as of the day and year first above written.

                                       AmerInst Insurance Company, Ltd.
                                       a Burmuda limited company, dated
                                       Friday, November 26, 1999,
                                       as Successor Grantor


                                       By: /s/ Richard Lowther
                                          ------------------------------
                                       Name:  Richard Lowther
                                       Title: Vice President

                                       Virginia Surety Company, Inc.,
                                       as Beneficiary


                                       By: /s/ Oriana L. Bakka
                                          ------------------------------
                                       Name:  Oriana L. Bakka
                                       Title: Vice President

                                       Harris Trust and Savings Bank,
                                       as Prior Trustee


                                       By: /s/ Suzanne J. MacDonald
                                          ------------------------------
                                       Name:  Suzanne J. MacDonald
                                              Authorized Signer

                                       The Bank of New York,
                                       as Successor Escrow Agent


                                       By: /s/ Harley Jeanty
                                          ------------------------------
                                       Name:  Harley Jeanty
                                       Title: Vice President

                                       3